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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 1, 2001





                       Corporate Asset Backed Corporation

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                               33-73666              22-3281571
(STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)


    400 West Main Street, Suite 338
    Babylon, New York                                            11702
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

    c/o UBS PaineWebber Inc.
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                                 10019
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.   Changes in Control of Registrant.

          NOT APPLICABLE.

Item 2.   Acquisition or Disposition of Assets.

          NOT APPLICABLE.

Item 3.   Bankruptcy or Receivership.

          NOT APPLICABLE.

Item 4.   Changes in Registrant's Certifying Accountant.

          NOT APPLICABLE.

Item 5.   Other Events.

          NOT APPLICABLE.

Item 6.   Resignations of Registrant's Directors.

          NOT APPLICABLE.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  NOT APPLICABLE.

          (b)  NOT APPLICABLE.

          (c)  EXHIBITS.

          1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                Class C-13                                 October 1, 2001


Item 8.   Change in Fiscal Year.

          NOT APPLICABLE.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORPORATE ASSET
                                     BACKED CORPORATION
                                              as depositor



                                     By: /s/   Robert Vascellaro
                                         -----------------------
                                     Name:     Robert Vascellaro
                                     Title:    Vice President

Date:  October 11, 2001
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                                  EXHIBIT INDEX



Exhibit                                                          Page

         1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                    Class C-13                October 1, 2001